UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	April 30

Date of reporting period:	July 31, 2010

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET

HIGH INCOME FUND II INC.

FORM N-Q

JULY 31, 2010

Schedule of investments (unaudited)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 89.3%
CONSUMER DISCRETIONARY — 17.8%
Auto Components — 0.6%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	2,030,000		$2,111,200	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	2,140,000	EUR	2,935,151	(a)
Tenneco Inc., Senior Notes	7.750%	8/15/18	1,290,000		1,312,575	(a)(b)
Total Auto Components					6,358,926
Automobiles — 0.8%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	1,000,000		1,055,189	(c)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	580,000		606,746	(c)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	7,855,000		2,749,250	(d)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	9,995,000		3,448,275	(d)
Total Automobiles					7,859,460
Diversified Consumer Services — 1.5%
Realogy Corp., Senior Notes	10.500%	4/15/14	7,025,000		6,076,625	(c)
Service Corp. International, Senior Notes	7.500%	4/1/27	690,000		626,175	(c)
Sotheby’s, Senior Notes	7.750%	6/15/15	2,150,000		2,203,750
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	4,961,000		5,283,465	(a)(c)
Total Diversified Consumer Services					14,190,015
Hotels, Restaurants & Leisure — 6.9%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	2,515,000		2,697,337	(c)
CCM Merger Inc., Notes	8.000%	8/1/13	4,430,000		4,097,750	(a)(c)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	468,000		323,505	(a)(c)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	2,090,000		2,137,025	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	2,985,000		2,880,525	(a)(c)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	4,500,000		3,735,000	(c)
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	2,530,000		2,593,250	(c)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000		7,313	(a)(d)
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	4,870,000		3,396,825	(c)
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,646,000		5,615,870	(c)
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	4,555,000		4,942,175	(c)
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	1,500,000		1,533,750	(c)
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	6,400,000		2,784,000	(b)(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,750,000		1,881,250
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	160,000		160,800	(c)
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	1,210,000		1,146,475
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	2,930,000		2,695,600
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000		987,900
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000		2,433,900
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	840,000		707,700
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	4,980,000		4,892,850	(a)(c)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	580,000		498,800	(c)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	420,000		277,200	(c)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,910,000		4,364,537
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,855,000		1,947,750
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	570,000		555,750
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	500,000		491,250	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	1,800,000		1,485,000	(a)(c)(e)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	7,305,000		182,625	(b)(d)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000		10,875	(b)(d)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure — (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., Secured Notes	7.750%	8/15/20	5,460,000	$5,562,375	(a)
Total Hotels, Restaurants & Leisure				67,026,962
Household Durables — 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	497,000	501,970	(c)
Internet & Catalog Retail — 0.7%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000	3,041,100
QVC Inc., Senior Secured Notes	7.375%	10/15/20	3,405,000	3,507,150	(a)(c)
Total Internet & Catalog Retail				6,548,250
Media — 4.1%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	700,000	733,250	(c)
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	10,000	10,625
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,740,000	1,831,350	(a)(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,680,000	3,910,000	(a)(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	785,000	763,413	(a)(c)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	2,860,000	2,767,050	(a)(c)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	6,040,000	6,795,000	(a)(c)
CMP Susquehanna Corp.	3.531%	5/15/14	254,000	177,800	(a)(e)(f)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000	1,590,000	(c)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000	1,937,513	(c)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	2,039,000	2,168,986	(a)(g)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	690,000	766,590	(a)(c)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	400,000	444,400	(a)
Nielsen Finance LLC / Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	4,760,000	4,664,800
Sinclair Broadcast Group Inc., Senior Subordinated Notes	8.000%	3/15/12	3,000,000	2,996,250	(c)
Sun Media Corp., Senior Notes	7.625%	2/15/13	2,525,000	2,550,250	(c)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	2,075,000	2,287,687	(a)(c)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000	1,328,250	(a)(c)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	1,830,000	1,976,400	(c)
Total Media				39,699,614
Multiline Retail — 0.6%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	4,810,978	4,949,294	(c)(h)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,070,000	989,750	(c)
Total Multiline Retail				5,939,044
Specialty Retail — 1.6%
American Greetings Corp., Senior Notes	7.375%	6/1/16	5,710,000	5,767,100	(c)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000	2,155,000
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	8,230,000	7,715,625	(c)
Total Specialty Retail				15,637,725
Textiles, Apparel & Luxury Goods — 0.9%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	5,285,000	5,945,625	(c)
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	2,310,000	2,419,725
Total Textiles, Apparel & Luxury Goods				8,365,350
TOTAL CONSUMER DISCRETIONARY				172,127,316
CONSUMER STAPLES — 1.9%
Food Products — 0.8%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	2,650,000	2,736,125	(a)(c)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	1,285,000	1,360,494
Michael Foods Inc., Senior Notes	9.750%	7/15/18	1,850,000	1,951,750	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	1,130,000	1,268,425	(a)(c)
Total Food Products				7,316,794

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Household Products — 0.4%
American Achievement Corp., Senior Subordinated Notes	8.250%	4/1/12	1,065,000	$1,057,013	(a)
Spectrum Brands Holdings Inc., Senior Secured Notes	9.500%	6/15/18	3,080,000	3,253,250	(a)
Total Household Products				4,310,263
Tobacco — 0.7%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	6,910,000	7,177,762
TOTAL CONSUMER STAPLES				18,804,819
ENERGY — 13.6%
Energy Equipment & Services — 1.9%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	3,510,000	3,878,550	(c)
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	2,225,000	2,263,937	(c)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	3,395,000	3,378,025	(c)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	1,695,000	1,525,500	(a)(c)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	3,665,000	3,793,275	(c)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000	2,730,000	(a)
Transocean Inc., Senior Notes	6.625%	4/15/11	1,030,000	1,035,378
Total Energy Equipment & Services				18,604,665
Oil, Gas & Consumable Fuels — 11.7%
Adaro Indonesia PT, Notes	7.625%	10/22/19	770,000	815,238	(a)(c)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	7,595,000	7,329,175	(c)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	2,280,000	2,530,800	(c)
Chesapeake Energy Corp., Senior Notes	6.625%	1/15/16	2,000,000	2,055,000	(c)
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	2,150,000	2,209,125	(c)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	2,310,000	2,454,375	(c)
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	1,120,000	1,097,600
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,635,769	(c)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	3,840,000	4,147,200	(a)(c)
Corral Petroleum Holdings AB, Senior Bonds	12.500%	9/18/11	5,055,910	4,676,716	(a)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,680,000
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	2,322,000	2,490,345	(c)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	493,000	496,623	(c)
El Paso Corp., Notes	7.875%	6/15/12	2,200,000	2,352,128	(c)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	290,682	(c)(e)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	130,000	78,650	(a)(d)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	3,900,000	4,065,750	(c)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	2,070,000	2,296,458	(a)(g)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	2,200,000	2,348,500	(a)(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,798,088	(a)(g)
Mariner Energy Inc., Senior Notes	8.000%	5/15/17	815,000	900,575	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	2,440,000	2,638,250	(c)
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	4,330,000	4,503,200	(a)(c)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,820,000	1,860,950	(a)(c)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	1,480,000	1,287,600	(c)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	1,495,000	1,306,256
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,110,000	3,172,200	(c)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	2,350,000	2,573,250
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000	1,288,625
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	6,415,925	(g)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Senior Notes	8.250%	4/15/18	1,970,000	2,009,400
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,250,103	(g)
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	2,715,000	2,843,962	(c)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	2,200,000	1,991,000	(a)(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — (continued)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	$275,200	(a)(c)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000	3,221,075	(c)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,412,550	(c)
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	30,000	31,275
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	3,915,000	4,560,975	(c)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	571,075
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	6,870,000	6,955,875	(c)(h)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	1,750,000	1,669,063	(c)
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	5,074,550
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,047,500	(c)
TNK-BP Finance SA	6.625%	3/20/17	230,000	237,774	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,540,000	1,663,200	(a)(g)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,538,730	(a)(g)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	221,400	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	215,000	224,944	(c)
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,510,000	1,615,531
Total Oil, Gas & Consumable Fuels				113,210,235
TOTAL ENERGY				131,814,900
FINANCIALS — 12.6%
Capital Markets — 0.9%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,370,817	(c)
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	2,715,000	590,513	(d)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	6,260,000	6,260,000	(a)
Total Capital Markets				9,221,330
Commercial Banks — 2.6%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	1,910,000	1,681,238	(c)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	970,000	991,825	(a)(c)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	556,732	539,334	(c)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,657,888	2,544,928	(c)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	12,349,044	11,700,719	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,200,000	2,299,000	(a)(c)(e)(i)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,174,000	1,115,218	(a)(e)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000	1,109,932	(a)(e)(g)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,300,000	1,306,500	(c)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,762,000	1,814,860	(c)
Total Commercial Banks				25,103,554
Consumer Finance — 4.7%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	2,045,000	2,341,525	(a)(c)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	14,550,000	17,333,750	(c)
GMAC Inc., Senior Notes	6.875%	8/28/12	3,166,000	3,253,065	(c)
GMAC Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,170,700	(c)
GMAC Inc., Subordinated Notes	8.000%	12/31/18	11,000	10,739
GMAC LLC, Debentures	0.000%	6/15/15	4,290,000	2,842,125	(c)
GMAC LLC, Senior Bonds	0.000%	12/1/12	4,210,000	3,619,850	(c)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,675,000	2,495,919	(c)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	8,560,000	7,609,164	(c)
Total Consumer Finance				45,676,837
Diversified Financial Services — 3.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000	4,334,050	(c)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000	2,781,900	(a)
Bank of America Corp.	8.125%	5/15/18	80,000	80,610	(e)(i)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,550,000	1,600,375	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000	2,351,700	(c)
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	2,480,000	2,591,600	(a)(c)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000	1,147,500	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services — (continued)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	1,780,000	$1,833,400	(a)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	3,870,000	3,773,250	(c)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	3,070,000	2,916,500	(c)
International Lease Finance Corp., Notes	5.875%	5/1/13	990,000	952,875	(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	5,250,000	5,368,125	(a)(c)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	3,595,000	3,788,231	(a)(c)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	2,150,000	2,211,812	(c)
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	1,150,000	1,167,250	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	700,000	719,250	(a)(c)
Total Diversified Financial Services				37,618,428
Insurance — 0.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,426,450	(c)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,105,500	(a)(c)
Total Insurance				4,531,950
Real Estate Investment Trusts (REITs) — 0.0%
Entertainment Properties Trust, Senior Notes	7.750%	7/15/20	260,000	255,775	(a)
TOTAL FINANCIALS				122,407,874
HEALTH CARE — 5.8%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	2,510,000	2,792,375	(c)
Biomet Inc., Senior Notes	11.625%	10/15/17	670,000	754,587
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,040,000	1,157,000	(c)(h)
Total Health Care Equipment & Supplies				4,703,962
Health Care Providers & Services — 5.3%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000	2,440,787	(a)(c)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	6,175,000	5,773,625	(c)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000	1,060,000	(c)
HCA Inc., Senior Notes	6.300%	10/1/12	1,870,000	1,907,400	(c)
HCA Inc., Senior Secured Notes	9.625%	11/15/16	8,614,000	9,324,655	(c)(h)
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,060,000	1,078,550	(a)
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	1,740,000	1,861,800
Tenet Healthcare Corp., Senior Notes	9.000%	5/1/15	1,000,000	1,085,000	(a)(c)
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	4,480,000	5,112,800	(a)(c)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,470,000	1,198,050	(c)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	1,010,000	868,600	(c)(e)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,840,000	4,924,700	(c)(h)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	9,452,000	9,003,030	(c)(e)(h)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	2,130,000	2,265,788	(c)
US Oncology Inc., Senior Subordinated Notes	10.750%	8/15/14	520,000	542,100
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	2,640,000	2,653,200
Total Health Care Providers & Services				51,100,085
TOTAL HEALTH CARE				55,804,047
INDUSTRIALS — 10.8%
Aerospace & Defense — 1.7%
DynCorp International Inc., Senior Notes	10.375%	7/1/17	1,870,000	1,942,463	(a)
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	4,130,000	4,382,962	(a)(c)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,160,000	2,249,100	(a)(c)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	3,260,000	3,423,000	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000	4,469,000	(a)(c)
Total Aerospace & Defense				16,466,525
Air Freight & Logistics — 0.1%
TGI International Ltd., Senior Notes	9.500%	10/3/17	500,000	570,625	(a)
Airlines — 2.5%
Air Canada, Senior Secured Notes	9.250%	8/1/15	1,610,000	1,634,150	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines — (continued)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,911,452	$4,972,845	(c)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	860,736	843,521
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,708,191	1,671,892
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	9,280,000	9,326,400	(a)(c)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	640,000	655,168	(c)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	1,092,774	1,144,681	(c)
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	457,057	441,517
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,310,000	1,424,625	(a)(c)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,930,000	2,079,575	(a)
Total Airlines				24,194,374
Building Products — 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,297,400	752,492	(a)(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000	2,469,050	(a)(g)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000	1,555,720	(a)(g)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000	828,000	(a)
Total Building Products				5,605,262
Commercial Services & Supplies — 1.5%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	3,075,000	3,428,625
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	1,060,000	1,044,100	(a)(c)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	4,775,000	4,607,875	(a)(c)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	1,320,000	1,399,200	(a)(c)
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000	3,076,188	(a)(c)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,155,000	1,287,825	(a)
Total Commercial Services & Supplies				14,843,813
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	3,740,000	4,048,550	(a)(g)
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	2,850,000	2,493,750	(a)
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	3,670,000	3,835,150	(c)
Machinery — 0.1%
Case New Holland Inc., Senior Notes	7.750%	9/1/13	600,000	634,500
Marine — 0.5%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	5,480,000	5,288,200	(a)(c)
Road & Rail — 2.0%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	854,000	877,485
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	380,000	394,250
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	2,200,000	2,282,500	(c)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	2,299,000	2,776,042
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	6,685,000	7,119,525	(a)(c)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	182,000	220,448
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	600,000	642,750
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	4,514,000	4,908,975	(c)
Total Road & Rail				19,221,975
Trading Companies & Distributors — 0.4%
Ashtead Capital Inc., Notes	9.000%	8/15/16	2,255,000	2,288,825	(a)(c)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,205,000	2,130,581	(c)
Total Trading Companies & Distributors				4,419,406
Transportation — 0.3%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,460,000	3,408,100	(a)(c)
TOTAL INDUSTRIALS				105,030,230
INFORMATION TECHNOLOGY — 3.5%
Communications Equipment — 0.4%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000	4,148,000	(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Electronic Equipment, Instruments & Components — 0.7%
NXP BV / NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000		$6,683,400	(a)
IT Services — 1.5%
Ceridian Corp., Senior Notes	12.250%	11/15/15	3,498,525		3,341,091	(c)(h)
Fidelity National Information Services Inc., Senior Notes	7.625%	7/15/17	950,000		992,750	(a)
Fidelity National Information Services Inc., Senior Notes	7.875%	7/15/20	1,370,000		1,438,500	(a)
First Data Corp., Senior Notes	5.625%	11/1/11	3,100,000		2,673,750	(c)
First Data Corp., Senior Notes	9.875%	9/24/15	190,000		153,900	(c)
First Data Corp., Senior Notes	10.550%	9/24/15	5,661,135		4,373,227	(c)(h)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	1,390,000		1,341,350	(a)(c)
Total IT Services					14,314,568
Semiconductors & Semiconductor Equipment — 0.7%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,590,000		1,649,625	(a)(c)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	3,430,000		3,121,300	(c)
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	1,398,225		1,328,314	(c)(h)
Total Semiconductors & Semiconductor Equipment					6,099,239
Software — 0.2%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	2,160,000		2,219,400	(a)(c)
TOTAL INFORMATION TECHNOLOGY					33,464,607
MATERIALS — 8.9%
Chemicals — 2.5%
Ashland Inc., Senior Notes	9.125%	6/1/17	5,885,000		6,716,256
CF Industries Inc., Senior Notes	6.875%	5/1/18	410,000		431,525	(c)
CF Industries Inc., Senior Notes	7.125%	5/1/20	1,770,000		1,893,900	(c)
FMC Finance III SA, Senior Notes	6.875%	7/15/17	3,610,000		3,763,425	(c)
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	2,120,000		2,244,550	(a)(c)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000		2,490,750	(a)(c)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	1,753,000	EUR	2,372,944	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,925,000		2,107,875	(c)
Solutia Inc., Senior Notes	7.875%	3/15/20	2,050,000		2,170,438
Total Chemicals					24,191,663
Containers & Packaging — 1.4%
Ball Corp., Senior Notes	6.625%	3/15/18	640,000		662,400
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	4,820,000		4,554,900	(a)(c)
Graham Packaging Co. L.P., Senior Subordinated Notes	9.875%	10/15/14	730,000		761,025
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	2,100,000		0	(b)(d)(f)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	2,810,000		2,950,500
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	3,730,000		3,804,600	(a)(b)(c)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	800,000		816,000	(a)
Total Containers & Packaging					13,549,425
Metals & Mining — 2.4%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,004,850	(a)
Evraz Group SA, Notes	8.875%	4/24/13	2,840,000		3,003,300	(a)
Evraz Group SA, Notes	8.875%	4/24/13	1,590,000		1,692,237	(a)(g)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		735,420	(a)(c)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	4,875,000		5,204,063	(c)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,440,467	(c)
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	5,220,000		2,557,800	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,086,000		2,616,165	(g)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,143,000		2,374,221	(g)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,245,950	(a)(g)
Total Metals & Mining					23,874,473
Paper & Forest Products — 2.6%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	5,530,000		4,686,675	(a)(c)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	3,170,000		3,455,300	(a)(c)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	5,090,000		4,740,062	(c)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Paper & Forest Products — (continued)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000	$1,205,678	(a)(c)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	2,505,000	2,317,125	(c)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	4,265,000	4,680,838
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	1,220,000	1,226,100	(c)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	2,740,000	2,541,350
Total Paper & Forest Products				24,853,128
TOTAL MATERIALS				86,468,689
TELECOMMUNICATION SERVICES — 9.7%
Diversified Telecommunication Services — 5.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000	4,146,450	(a)(g)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000	333,000	(a)(g)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000	89,180	(a)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	230,000	252,425	(a)(c)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	1,305,000	900,450	(c)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	5,441,000	544	(b)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	4,630,000	4,768,900	(a)(c)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	3,140,000	3,281,300	(c)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	4,895,000	5,249,887	(c)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,380,000	1,497,300	(c)
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	6,775,000	7,350,875	(c)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	3,000,000	2,797,500
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	1,820,000	1,667,575
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	370,000	391,275	(a)(c)
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	2,480,000	2,653,600	(a)(c)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000	3,264,300	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000	2,433,564	(a)(g)
Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes	7.750%	2/15/15	2,060,000	2,141,047
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000	761,390	(a)(c)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	2,033,000	2,160,063	(a)(c)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000	1,729,350	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,332,954	4,072,977	(a)(c)(h)
Windstream Corp., Senior Notes	8.625%	8/1/16	4,905,000	5,137,987	(c)
Total Diversified Telecommunication Services				57,080,939
Wireless Telecommunication Services — 3.8%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	3,240,000	3,369,600	(c)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,380,000	2,281,825
Sprint Capital Corp., Senior Notes	7.625%	1/30/11	810,000	832,275	(c)
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	5,155,000	5,490,075	(c)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,500,000	2,187,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	10,685,000	10,885,344	(c)
True Move Co., Ltd., Notes	10.750%	12/16/13	11,515,000	11,831,662	(a)(g)
Total Wireless Telecommunication Services				36,878,281
TOTAL TELECOMMUNICATION SERVICES				93,959,220
UTILITIES — 4.7%
Electric Utilities — 1.2%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	2,880,000	3,189,600	(a)(g)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	4,380,000	4,566,150	(c)
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	5,670,000	3,827,250	(c)
Total Electric Utilities				11,583,000

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000	$2,330,350
Independent Power Producers & Energy Traders — 3.2%
AES Corp., Senior Notes	9.375%	9/15/10	400,000	403,500	(c)
AES Corp., Senior Notes	8.000%	10/15/17	621,000	662,141	(c)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	3,540,000	3,593,100	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000	1,155,279	(a)(g)
Dynegy Holdings Inc., Senior Debentures	7.625%	10/15/26	3,975,000	2,524,125
Dynegy Inc., Bonds	7.670%	11/8/16	3,600,000	3,330,000	(c)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	750,000	538,125	(c)
Edison Mission Energy, Senior Notes	7.200%	5/15/19	1,405,000	955,400	(c)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	6,650,000	4,688,250
Energy Future Holdings Corp., Senior Notes	12.000%	11/1/17	1,833,800	1,201,139	(h)
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	710,000	678,050
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,755,000	3,548,475	(c)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,844,940	3,083,203
NRG Energy Inc., Senior Notes	7.250%	2/1/14	1,960,000	2,013,900	(c)
NRG Energy Inc., Senior Notes	7.375%	2/1/16	905,000	925,363	(c)
NRG Energy Inc., Senior Notes	7.375%	1/15/17	1,310,000	1,329,650	(c)
Total Independent Power Producers & Energy Traders				30,629,700
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000	866,725	(a)(c)
TOTAL UTILITIES				45,409,775
TOTAL CORPORATE BONDS & NOTES (Cost — $836,949,500)				865,291,477
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $1,324,448)	2.315%	4/20/35	2,149,413	1,658,349	(e)
COLLATERALIZED SENIOR LOANS — 2.3%
CONSUMER DISCRETIONARY — 0.4%
Media — 0.4%
Newsday LLC, Term Loan	10.500%	8/1/13	4,000,000	4,210,000	(j)
ENERGY — 0.7%
Energy Equipment & Services — 0.5%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	5,627,673	5,121,183	(b)(j)
Oil, Gas & Consumable Fuels — 0.2%
Ashmore Energy International, Synthetic Revolving Credit Facility	3.533%	3/30/12	279,613	261,206	(j)
Ashmore Energy International, Term Loan	3.533%	3/30/14	1,856,845	1,734,603	(j)
Total Oil, Gas & Consumable Fuels				1,995,809
TOTAL ENERGY				7,116,992
FINANCIALS — 0.4%
Real Estate Management & Development — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	3,500,000	3,727,500	(j)
INDUSTRIALS — 0.4%
Aerospace & Defense — 0.1%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.633%	3/26/14	56,002	45,400	(j)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.316 - 2.533%	3/26/14	939,145	761,359	(j)
Total Aerospace & Defense				806,759
Airlines — 0.3%
United Airlines Inc., Term Loan B	2.375%	2/3/14	3,006,566	2,674,906	(j)
TOTAL INDUSTRIALS				3,481,665
TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
Level 3 Communications Inc., Term Loan	11.500%	3/13/14	2,000,000	2,166,250	(j)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
UTILITIES — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Energy Future Holdings, Term Loan B3	3.845 - 4.033%	10/10/14	2,387,724		$1,851,978	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $21,762,018)					22,554,385
CONVERTIBLE BONDS & NOTES — 0.5%
INDUSTRIALS — 0.5%
Marine — 0.5%
Horizon Lines Inc., Senior Notes (Cost - $5,585,533)	4.250%	8/15/12	6,340,000		5,357,300	(c)
SOVEREIGN BONDS — 4.0%
Argentina — 0.3%
Republic of Argentina	9.250%	10/21/02	40,000	EUR	21,242	(d)
Republic of Argentina	9.000%	6/20/03	40,000	EUR	21,893	(d)
Republic of Argentina	10.250%	1/26/07	40,000	EUR	23,066	(d)
Republic of Argentina	8.000%	2/26/08	40,000	EUR	22,284	(d)
Republic of Argentina	7.820%	12/31/33	1,886,573	EUR	1,598,018	(e)
Republic of Argentina, GDP Linked Securities	0.000%	12/15/35	4,514,802	EUR	497,153	(e)
Republic of Argentina, Medium-Term Notes	7.000%	3/18/04	40,000	EUR	22,023	(d)
Republic of Argentina, Medium-Term Notes	8.125%	10/4/04	40,000	EUR	21,241	(d)
Republic of Argentina, Medium-Term Notes	9.000%	5/24/05	40,000	EUR	22,023	(a)(d)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		93,824
Republic of Argentina, Senior Bonds	7.000%	10/3/15	315,000		268,371
Republic of Argentina, Senior Notes	8.750%	6/2/17	774,578		728,103
Total Argentina					3,339,241
Brazil — 1.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	19,078,000	BRL	10,626,971
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,117,000	BRL	598,701
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,639,000	BRL	1,371,116
Total Brazil					12,596,788
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		607,612	(c)
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	11,011,000,000	IDR	1,416,572
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,031,000,000	IDR	943,761
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	6,948,000,000	IDR	855,611
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	235,000		265,773	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	957,442
Total Indonesia					4,439,159
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	3,040,000		3,259,400	(a)(g)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,084,013	(a)(g)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	7.175%	5/16/13	1,204,000		1,289,845	(a)(g)
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	2,010,000		2,304,063	(a)(g)
Total Russia					7,937,321
Turkey — 0.6%
Republic of Turkey, Bonds	7.000%	9/26/16	594,000		686,070	(g)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,971,062	(g)
Republic of Turkey, Senior Notes	7.000%	6/5/20	490,000		565,950	(g)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,784,000		3,027,600	(g)
Total Turkey					6,250,682
Venezuela — 0.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000		2,325,300	(a)(g)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — (continued)
Bolivarian Republic of Venezuela, Collective Action Securities	1.513%	4/20/11	472,000	$446,630	(a)(e)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000	797,340	(g)
Total Venezuela				3,569,270
TOTAL SOVEREIGN BONDS (Cost — $36,113,915)				38,740,073

			SHARES
COMMON STOCKS — 1.5%
CONSUMER DISCRETIONARY — 1.1%
Media — 1.1%
Charter Communications Inc.			187,249	6,834,588	*(f)
Charter Communications Inc., Class A Shares			88,573	3,232,915	*
Dex One Corp.			5,437	98,518	*
SuperMedia Inc.			2,611	55,072	*
TOTAL CONSUMER DISCRETIONARY				10,221,093
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			20,408	510,190	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Nortek Inc.			7,072	289,971	*
MATERIALS — 0.3%
Chemicals — 0.3%
Georgia Gulf Corp.			160,069	2,457,059	*
LyondellBasell Industries NV, Class A Shares			36,755	661,590	*
TOTAL MATERIALS				3,118,649
TOTAL COMMON STOCKS (Cost — $12,296,625)				14,139,903
CONVERTIBLE PREFERRED STOCKS — 1.0%
FINANCIALS — 1.0%
Diversified Financial Services — 1.0%
Bank of America Corp.	7.250%		6,812	6,267,040	(c)
Citigroup Inc.	7.500%		25,154	3,061,242	(c)
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $9,094,453)				9,328,282
PREFERRED STOCKS — 1.1%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.2%
Corts-Ford Motor Co.	7.400%		61,810	1,415,449
Corts-Ford Motor Co.	8.000%		1,110	26,640
Saturns, Series F 2003-5	8.125%		25,935	628,924
Total Automobiles				2,071,013
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		59,329	6	*(a)(b)(e)(f)
TOTAL CONSUMER DISCRETIONARY				2,071,019
FINANCIALS — 0.9%
Commercial Banks — 0.3%
Banesto Holdings Ltd.	10.500%		97,000	2,482,599	(a)
Diversified Financial Services — 0.6%
Citigroup Capital XII	8.500%		214,775	5,636,233	(e)
Preferred Plus, Series FMC1 Trust	8.250%		8,040	195,613
Total Diversified Financial Services				5,831,846
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		84,700	28,798	*
TOTAL FINANCIALS				8,343,243
TOTAL PREFERRED STOCKS (Cost — $11,601,533)				10,414,262

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

July 31, 2010

WESTERN ASSET HIGH INCOME FUND II INC.

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	18,500	$474,062
Buffets Restaurant Holdings	4/28/14	3,488	35	*(b)(f)
Charter Communications Inc.	11/30/14	4,876	29,378	*
CNB Capital Trust	3/23/19	67,797	0	*(a)(b)(f)
Nortek Inc.	12/7/14	8,427	8,512	*
SemGroup Corp.	11/30/14	21,482	134,261	*
Turbo Beta Ltd.	11/1/14	1	0	*(b)(f)
TOTAL WARRANTS (Cost — $119,064)			646,248
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $934,847,089)			968,130,279

		RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENT — 0.0%
U.S. Government Agency — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $372,966)		0.190%	8/19/10	373,000	372,942	(k)(l)
TOTAL INVESTMENTS — 100.0% (Cost — $935,220,055#)					$968,503,221
†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Illiquid security.
(c)	All or a portion of this security is pledged as collateral pursuant to a loan agreement.
(d)	The coupon payment on these securities is currently in default as of July 31, 2010.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.
(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	OJSC	- Open Joint Stock Company

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$865,113,677	$177,800	$865,291,477
Collateralized mortgage obligation	—	1,658,349	—	1,658,349
Collateralized senior loans	—	22,554,385	—	22,554,385
Convertible bonds & notes	—	5,357,300	—	5,357,300
Sovereign bonds	—	38,740,073	—	38,740,073
Common stocks:
Consumer discretionary	$3,386,505	6,834,588	—	10,221,093
Other common stocks	3,918,810	—	—	3,918,810
Convertible preferred stocks	9,328,282	—	—	9,328,282
Preferred stocks:
Consumer discretionary	2,071,013	—	6	2,071,019
Financials	224,411	8,118,832	—	8,343,243
Warrants	29,378	616,835	35	646,248
Total long-term investments	$18,958,399	$948,994,039	$177,841	$968,130,279
Short-term investment†	—	372,942	—	372,942
Total investments	$18,958,399	$949,366,981	$177,841	$968,503,221
Other financial instruments:
Futures contracts	(581,535)	—	—	(581,535)
Forward foreign currency contracts	—	(248,646)	—	(248,646)
Total other financial instruments	$(581,535)	$(248,646)	—	$(830,181)
Total	$18,376,864	$949,118,335	$177,841	$967,673,040

†See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of April 30, 2010	$76,200	$59	$21,171	$97,430
Accrued premiums/discounts	1,050	—	—	1,050
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation (depreciation)(1)	100,550	(53)	(12,624)	87,873
Net purchases (sales)	—	—	—	—
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	—	—	(8,512)	(8,512)
Balance as of July 31, 2010	$177,800	$6	$35	$177,841
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2010(1)	$100,550	$(53)	$(68)	$100,429

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or

Notes to Schedule of Investments (unaudited) (continued)

if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(h) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$76,425,109
Gross unrealized depreciation	(43,141,943)
Net unrealized appreciation	$33,283,166

At July 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN/(LOSS)
Contracts to Buy:
U.S. Treasury Bonds	65	9/10	$8,593,696	$8,791,250	$197,554
Contracts to Sell:
U.S. Treasury 5-Year Notes	263	9/10	30,735,708	31,514,797	(779,089)
Net unrealized loss on open futures contracts					$(581,535)

At July 31, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Sell:
Euro	Citibank, N.A	1,742,359	2,270,541	8/17/10	$ (78,566)
Euro	UBS AG	2,463,357	3,210,103	8/17/10	(164,019)
Euro	JPMorgan Chase Bank, N.A.	1,077,220	1,403,760	8/31/10	(6,061)
Net unrealized loss on open forward foreign currency contracts					$(248,646)

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2010 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$53,246,197	1.030%	$54,603,698

*Average based on number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.450% to 2.500% during the period ended July 31, 2010. Interest expense incurred on reverse repurchase agreements totaled $140,213.

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2010, the Fund had the following open reverse repurchase agreements:

Security	Face Amount
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $4,000,000 Axtel SAB de CV, 7.625% due 2/1/17; Market value (including accrued interest) $3,743,329	$2,552,400
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $3,740,000 Odebrecht Finance Ltd., 7.500% due 10/18/17; Market value (including accrued interest) $4,129,788	2,788,170
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $6,067,000 Pemex Project Funding Master Trust, 6.625% due 6/15/35; Market value (including accrued interest) $6,468,639	5,274,043
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,204,000 RSHB Capital, Loan Participation Notes, 7.175% due 5/16/13; Market value (including accrued interest) $1,308,156	896,498
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $2,010,000 RSHB Capital, Loan Participation Notes, 9.000% due 6/11/14; Market value (including accrued interest) $2,329,765	1,706,892
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $7,000,000 True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) $7,289,133	4,797,800
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,784,000 Vale Overseas Ltd., 8.250% due 1/17/34; Market value (including accrued interest) $2,243,810	1,618,266
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $2,243,068	1,566,800
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $2,070,000 Vedanta Resources PLC, 8.750% due 1/15/14; Market value (including accrued interest) $2,254,809	1,587,276
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $1,164,000 Bolivarian Republic of Venezuela, 9.375% due 1/13/34; Market value (including accrued interest) $803,271	548,710

Notes to Schedule of Investments (unaudited) (continued)

Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,860,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $2,070,368	$1,398,534
Reverse Repurchase Agreement with Credit Suisse, dated 6/30/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $3,370,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $2,409,269	1,556,603
Reverse Repurchase Agreement with Credit Suisse, dated 7/19/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,400,000 GTL Trade Finance Inc., 7.250% due 10/20/17; Market value (including accrued interest) $1,558,342	1,052,660
Reverse Repurchase Agreement with Credit Suisse, dated 7/20/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,175,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $1,977,887	1,545,478
Reverse Repurchase Agreement with Credit Suisse, dated 7/20/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,784,000 Republic of Turkey 6.875% due 3/17/36; Market value (including accrued interest) $3,099,375	2,413,171
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/13/09 bearing 1.750% to be repurchased at an amount and date to be determined, collateralized by: $1,174,000 ICICI Bank Ltd. 6.375% due 4/30/22; Market value (including accrued interest) $1,134,440	731,402
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/13/09 bearing 1.750% to be repurchased at an amount and date to be determined, collateralized by: $1,055,000 RSHB Capital, Loan Participation Notes, 6.299% due 5/15/17; Market value (including accrued interest) $1,098,279	861,408
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/13/09 bearing 1.750% to be repurchased at an amount and date to be determined, collateralized by: $1,320,000 RSHB Capital, Loan Participation Notes, 7.125% due 1/14/14; Market value (including accrued interest) $1,423,856	1,132,560
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $490,000 Republic of Turkey 7.000% due 6/5/20; Market value (including accrued interest) $571,386	527,730
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $594,000 Republic of Turkey 7.000% due 9/26/16; Market value (including accrued interest) $700,646	632,610
Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $370,000 Axtel SAB de CV 7.625% due 2/1/17; Market value (including accrued interest) $347,183	312,650

Notes to Schedule of Investments (unaudited) (continued)

Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/5/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,145,000 Petrobras International Finance Co., 6.875% due 1/20/40; Market value (including accrued interest) $1,252,884	$1,017,905
Reverse Repurchase Agreement with UBS Securities LLC, dated 1/15/10 bearing 0.700% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Globo Communicacoes e Participacoes SA, 7.250% due 4/26/22; Market value (including accrued interest) $2,166,325	1,705,000
Reverse Repurchase Agreement with UBS Securities LLC, dated 3/25/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000 LUKOIL International Finance BV, 6.356% due 6/7/17; Market value (including accrued interest) $1,814,815	1,625,400
Reverse Repurchase Agreement with UBS Securities LLC, dated 4/5/10 bearing 0.600% to be repurchased at an amount and date to be determined, collateralized by: $1,100,000 Colbun SA, 6.000% due 1/21/10; Market value (including accrued interest) $1,157,432	954,250
Reverse Repurchase Agreement with UBS Securities LLC, dated 6/4/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,880,000 EEB International Ltd., 8.750% due 10/31/14; Market value (including accrued interest) $3,254,321	2,498,400
Reverse Repurchase Agreement with UBS Securities LLC, dated 6/4/10 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $1,590,000 Evraz Group SA, 8.875% due 4/24/13; Market value (including accrued interest) $1,730,792	1,260,075
Reverse Repurchase Agreement with UBS Securities LLC, dated 6/4/10 bearing 0.450% to be repurchased at an amount and date to be determined, collateralized by: $2,070,000 KazMunaiGaz Finance Sub B.V., 8.375% due 7/2/13; Market value (including accrued interest) $2,311,062	1,816,425
Reverse Repurchase Agreement with UBS Securities LLC, dated 6/4/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,540,000 TNK-BP Finance SA, 7.500% due 7/18/16; Market value (including accrued interest) $1,667,908	1,420,650
Reverse Repurchase Agreement with UBS Securities LLC, dated 6/4/10 bearing 1.000% to be repurchased at an amount and date to be determined, collateralized by: $1,390,000 TNK-BP Finance SA, 7.875% due 3/13/18; Market value (including accrued interest) $1,580,968	1,264,900
Reverse Repurchase Agreement with UBS Securities LLC, dated 6/4/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,170,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,129,089	912,600
Reverse Repurchase Agreement with UBS Securities LLC, dated 6/4/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,220,000 UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market value (including accrued interest) $2,468,900	1,820,400

Notes to Schedule of Investments (unaudited) (continued)

Reverse Repurchase Agreement with UBS Securities LLC, dated 6/4/10 bearing 0.500% to be repurchased at $1,648,341 on 8/6/10, collateralized by: $1,720,000 RSHB Capital, Loan Participation Notes, 7.125% due 1/14/14; Market value (including accrued interest) $1,846,727	$1,646,900

Total Reverse Repurchase Agreements
(Proceeds — $53,444,566)	$53,444,566

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2010.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$ 197,554	$ (779,089)	—	—	$(581,535)
Foreign Exchange Contracts	—	—	—	$ (248,646)	(248,646)
Total	$ 197,554	$ (779,089)	—	$ (248,646)	$(830,181)

During the period ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$4,122,119
Futures contracts (to buy)	8,513,477
Futures contracts (to sell)	30,949,244

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: September 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: September 27, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: September 27, 2010